Schedule 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934
                              (Amendment No. ____)
Filed by the Registrant   [ X ]
Filed by a Party other than the Registrant   [   ]

Check the appropriate box:
[   ]    Preliminary Proxy Statement         [   ] Confidential,  For Use of the
                                                   Commission Only (as permitted
[ X ]    Definitive Proxy Statement                by Rule 14a-6(e)(2))

[   ]    Definitive Additional Materials

[   ]    Soliciting Material Pursuant to
         Rule 14a-11(c) or Rule 14a-12

                      FAMILY STEAK HOUSES OF FLORIDA, INC.
                (Name of Registrant as Specified in its Charter)

                      FAMILY STEAK HOUSES OF FLORIDA, INC.
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[ X ]    No Fee Required
[   ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.
         (1)     Title of each class of securities to which transaction applies:
         (2)     Aggregate number of securities to which transaction applies:
         (3) Per unit price of other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (set forth the amount in which the filing fee is calculated and state how it was determined).
         (4)     Proposed maximum aggregate value of transaction:
         (5)     Total fee paid:

[   ]    Fee paid previously with preliminary materials.
[   ]    Check  box  if any part  of  the fee is offset  as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         (1)     Amount Previously Paid:
         (2)     Form, Schedule or Registration Statement No.:
         (3)     Filing Party:
         (4)     Date Filed:

                      FAMILY STEAK HOUSES OF FLORIDA, INC.
                             2113 Florida Boulevard
                          Neptune Beach, Florida 32266

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     You are cordially invited to attend the Annual Shareholders' Meeting to be held at the Sea Turtle Inn, One Ocean Boulevard, Atlantic Beach, Florida 32233, on Thursday, June 6, 2002 at 10:00 a.m. for the purpose of:

         1.       Electing Directors; and

         2.       Acting  upon  proposals  to amend the  Company's  Articles  of
                  Incorporation: (a) to increase the number of authorized shares of common stock from 4 million to 8 million shares; (b) to eliminate the 75% approval requirement for certain transactions with related corporations; and (c) to change the requisite shareholder vote to approve amendments to the articles of incorporation and to permit such amendments to be adopted by shareholder consent;

         3.       Approving the 2002 Long-term Incentive Plan; and

         4. Transacting such other business as may properly come before the meeting.

     The Board of Directors has fixed the close of business on April 10, 2002 as the record date for determining shareholders entitled to vote at the Meeting. Only shareholders of record at the close of business on that date will be entitled to vote at the Meeting.

     The vote of every shareholder is important. Whether or not you plan to attend the Meeting, please complete the enclosed proxy and return it promptly so that your shares will be represented. Sending in your proxy will not prevent you from voting in person at the Meeting.


                                                 /s/ Glen F. Ceiley
                                                     ---------------------
                                                     Glen F. Ceiley
                                                     Chairman of the Board

Date: May 1, 2002

                      FAMILY STEAK HOUSES OF FLORIDA, INC.
                             2113 Florida Boulevard
                          Neptune Beach, Florida 32266

                                   -----------

                                 PROXY STATEMENT
                                       for
                       2002 ANNUAL MEETING OF SHAREHOLDERS

General Information

     The solicitation of the enclosed proxy is made by and on behalf of the Board of Directors of Family Steak Houses of Florida, Inc. (the "Company") to be used at the 2002 Annual Meeting of Shareholders, which will be held at the Sea Turtle Inn, One Ocean Boulevard, Atlantic Beach, Florida, at 10:00 a.m. on Thursday, June 6, 2002. The principal executive offices of the Company are located at 2113 Florida Boulevard, Neptune Beach, Florida 32266. The approximate mailing date of this Proxy Statement is May 1, 2002.

     The proxy may be revoked at any time before it is exercised by giving notice of revocation to the Secretary of the Company. The shares represented by proxies in the form solicited by the Board of Directors will be voted at the meeting. Where a choice is specified with respect to a matter to be voted upon, the shares represented by the proxy will be voted in accordance with such specification. If no choice is specified, such shares will be voted as hereinafter stated in this Proxy Statement.

Record Date and Voting Securities

     The Board of Directors has fixed the close of business on April 10, 2002 as the record date for determination of shareholders entitled to vote at the meeting. Holders of the Company's Common Stock, par value $0.01 per share (the "Common Stock") as of April 10, 2002 will be entitled to one vote for each share held, with no shares having cumulative voting rights. No other class of the Company's securities is entitled to vote at the meeting. As of April 10, 2002, the Company had outstanding 3,271,220 shares of Common Stock.

Voting Procedures

     Under  Florida law and the Amended and Restated  Bylaws of the Company (the
"Bylaws"),  a  majority  of  shares  of  the  Common  Stock  entitled  to  vote,
represented  by  person  or  proxy,   constitutes  a  quorum  at  a  meeting  of
shareholders.

     Under the Florida Business Corporation Act (the "FBCA"), directors are elected by a plurality of the votes cast. Under the Company's Articles of Incorporation, as amended and in effect as of the date of this Proxy Statement (the "Current Articles"), the proposals to amend the Current Articles must be approved at a shareholders' meeting by at least a majority of the shares entitled to vote. The proposal to adopt the 2002 Long Term Incentive Plan will be approved if the votes cast by the holders of the shares represented at the meeting and entitled to vote on that proposal favoring the Plan adoption exceed the votes opposing it. Any other matter which may be considered at the Annual Meeting will be approved if the votes cast favoring the matter exceed the votes opposing the matter, unless a greater number of affirmative votes or voting by classes is required by Florida law or the Company's Articles of Incorporation.

     Under Florida law, abstentions and shares referred to as "broker non-votes" (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners entitled to vote and the broker or nominee does not have discretionary authority to vote on a particular matter) are treated as shares of Common Stock that are present and entitled to vote for purposes of determining the presence of a quorum. Shares voted as abstentions on a matter are considered shares entitled to vote on that matter. In contrast, shares represented by proxy which reflect a broker non-vote on a particular proposal are treated as not present and not entitled to vote on that proposal and therefore will not be considered when counting votes cast on the matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters). Accordingly, abstentions and broker non-votes will have no effect on the election of directors and the proposal to approve the 2002 Long Term Incentive Plan. Abstentions will have the effect of a vote against the proposals to amend the Current Articles while broker non-votes will have no effect.

     If less than a majority of the outstanding shares are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting from time to time without further notice.

Security Ownership of Certain Beneficial Owners and of Management

     The table set forth below presents certain information regarding beneficial ownership of the Company's Common Stock (the Company's only voting security), as of April 1, 2002, by (i) each shareholder known to the Company to own, or have the right to acquire within sixty (60) days, more than five percent (5%) of the Common Stock outstanding, (ii) each named executive officer and director of the Company, and (iii) all officers and directors of the Company as a group.

                                          Amount of Common
                                               Stock
                                           Beneficially            Percent of
     Name of Beneficial Owner                Owned (1)             Class (2)
     ------------------------                ---------             ---------

Edward B. Alexander                            22,850                 .7%
Stephen Catanzaro                              11,651                 .4%
Glen F. Ceiley (3)                          1,621,328               49.6%
Cerberus Partners, L.P. (4)                   140,000                4.1%
Jay Conzen                                     33,651                1.0%
William L. Means                                8,651                 .3%
All Officers and Director
     Nominees as a Group (6 persons)        1,709,831               51.3%

(1) Included in such beneficial ownership are shares of Common Stock which may be acquired immediately or within 60 days upon the exercise of certain options; Edward B. Alexander, 22,850 shares; Jay Conzen, 25,000 shares; and all executive officers and directors as a group, 59,550 shares.

(2) The percentages represent the total of the shares listed in the adjacent column divided by the issued and outstanding shares of Common Stock as of April 1, 2002, plus any stock options or warrants exercisable by such person within 60 days of April 1, 2002.

(3) Based on information set forth by Mr. Ceiley in response to a questionnaire from the Company on April 1, 2002, Bisco Industries, Inc. ("Bisco") owns 1,259,286 shares; Glen F. Ceiley, President and a director of Bisco, owns 41,145 shares, individually; Zachary Ceiley, Mr. Ceiley's son, owns 1,300 shares; and the Bisco Industries Profit Sharing and Savings Plan (the "Bisco Plan") owns 319,597 shares. Mr. Ceiley has the sole power to vote and dispose of the shares of Common Stock he owns individually and the power to vote and to dispose of the shares owned by his son, Bisco and the Bisco Plan. The address for Mr. Ceiley and Bisco is 1500 North Lakeview Avenue, Anaheim, CA 92807. The amounts shown do not include 435,000 shares of Common Stock sold in a private placement to Bisco on April 26, 2002, a date which is after the record date for voting at the 2002 Annual Meeting.

(4) Represents shares of Common Stock issuable upon the exercise of certain stock purchase warrants issued October 1, 1988 and March 14, 1995, pursuant to which the holders thereof have the right to purchase an aggregate of up to 140,000 shares for $2.00 per share. None of such shares are outstanding. The address for Cerberus Partners, L.P. is 950 Third Avenue, New York, NY 10022.

Board of Directors and Standing Committees

     The business of the Company is under the general  management  of a Board of

Directors as provided by the Florida Business Corporation Act. In accordance with the Bylaws of the Company, which empower the Board of Directors to appoint such committees as it deems necessary and appropriate, the Board of Directors has appointed an Audit Committee and an Executive Compensation Committee.

     The Audit Committee's basic functions are to assist the Board of Directors in discharging its fiduciary responsibilities to the shareholders and the investment community in the preservation of the integrity of the financial information published by the Company, to maintain free and open means of communication between the Company's directors, independent auditors and financial management, and to ensure the independence of the independent auditors. The Board of Directors has adopted a written charter for the Audit Committee which was attached as an Exhibit to the proxy statement for last year's annual meeting. Currently, the members of the Audit Committee are Directors Catanzaro, Conzen and Means. The Audit Committee held one meeting during the fiscal year ending January 2, 2002. All members of the Audit Committee attended this meeting.

     Jay Conzen is the only member of the Audit Committee who is not an independent director as defined in Rule 4200 of the National Association of Securities Dealers ("NASD") since he is currently serving as a full-time consultant to the Company.

     However, because of Mr. Conzen's substantial financial and audit related experience, the Board has determined that his membership on the Audit Committee is in the best interests of the Company and its shareholders. Mr. Conzen has over 25 years of financial experience, including 10 years with Ernst & Young where he directed the audits of a variety of public and private companies, including several restaurant chains. He also served as Chief Financial Officer for 8 years of The Impact Group, Inc., a food broker, distributor and manufacturer of various food products.

     The Executive Compensation Committee administers the Company's stock option plans and is responsible for granting stock options to officers and managerial employees of the Company. It is also responsible for establishing the salary and annual bonuses paid to executive officers of the Company. The current members of the Executive Compensation Committee are Directors Catanzaro, Ceiley and Means. The Executive Compensation Committee held one meeting during fiscal year 2002. All members of the Committee attended this meeting.

     The Board of Directors held four meetings during fiscal year 2002. Each member of the Board attended all four meetings.

     The Board of Directors does not have a Nominating Committee.

Compensation Committee Interlocks and Insider Participation

     Mr. Ceiley serves as the Company's principal executive officer for purposes of signing the Company's filings with the SEC. He does not receive any compensation for his service as principal executive officer.

Director Compensation

     None of the director nominees were employees of the Company during the fiscal year ended January 2, 2002. Mr. Conzen currently serves as a full-time paid consultant to the Company. In order to attract and retain highly qualified independent directors through an investment interest in the Company's future success, the Company enacted in l985 a non-qualified Stock Option Plan for Non-Employee Directors (the "Directors' Plan").

     Each director eligible under the Directors' Plan annually receives an option to purchase 1,800 shares of Common Stock. Typically, options are granted on the first business day of each calendar year, at an option exercise price per share equivalent to a price such that the aggregate fair market value on the date of grant for all shares subject to the options exceeds the aggregate option exercise price by the amount of $l0,000. In the event the market price of the Company's stock is insufficient to provide a benefit of $10,000, the Company has historically granted additional options outside the Directors' Plan in an amount sufficient to confer a net benefit of $10,000 per director. Options granted under the Director's Plan are immediately exercisable and expire five years from the date of grant.

     On January 2, 2002 options were granted to each of the four Directors for the purchase of 1,800 shares at a purchase price of $.01 per share. Since the price of the stock was $1.00 on January 2, 2002, the Company granted to each director an option to purchase an additional 3,251 shares at a purchase price of $.01 and paid $5,000 cash to each director so that the total value of cash and options amounted to $10,000 for each director.

     Directors who are not employees of the Company receive a fee of $500 for each Board of Directors meeting attended. No fees are awarded directors for attendance at meetings of the Audit or Executive Compensation Committees of the Board of Directors.

Certain Relationships and Related Transactions

     During part of 1999 and all of fiscal year 2000 and beginning again in October 2001, Mr. Conzen has been a member of the Company's Office of the President, which is the three-person body responsible for management for the Company. As a full-time consultant, Mr. Conzen receives $12,500 plus expenses per month for these services. Mr. Conzen was paid a total of $55,868 for consulting services during 2001. In addition, in November 1999 the Board of Directors granted Mr. Conzen an option to purchase 25,000 shares of the Company's Common Stock at an exercise price of $2.00 per share as an incentive to maximize the Company's profitability. The price of the Company's stock on the date of this grant was $1.13.

Matters to be Acted Upon

PROPOSAL 1:  ELECTION OF DIRECTORS

     The Board of Directors recommends that the shareholders vote for the election of the four (4) nominees listed below to serve as directors for the terms outlined below and until their successors are elected and qualified. Mr. Catanzaro and Mr. Means were elected by the shareholders at the 1999 annual meeting. Mr. Ceiley and Mr. Conzen were appointed to the Board in February 1998 and elected by the shareholders at the 1998 annual meeting. Should any one or more of the nominees become unavailable to accept nomination for election as a director, the enclosed proxy will be voted for such other person or persons as the Board of Directors may recommend, unless the Board reduces the number of directors.

Name                                Business Experience and Age
--------------------------------------------------------------------------------

Stephen Catanzaro                   Chief   Financial   Officer   of  Bisco,   a
                                    distributor   of  fasteners  and  electronic
                                    components  from  September  1995  to  March
                                    2002. Age 49.

Glen F. Ceiley                      President  and Chief  Executive  Officer  of
                                    Bisco. Mr. Ceiley is also a director of Data
                                    I/O Corporation, a publicly-held company engaged in the manufacturing of electronic equipment. Age 55.

Jay Conzen                          Principal   of   Jay   Conzen    Investments
                                    (investment  advisor)  since  October  1992.
                                    Consultant to the Company from August 1999 until January 2001 and from October 2001 to present. Age 55.

William L. Means                    Vice  President of Corporate  Development of
                                    Bisco  since  November  1997.   Director  of
                                    Management Information Systems at Bisco from
                                    1989 to 1997. Age 59.

     There are no family relationships between any of the nominees and executive officers of the Company.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE NOMINEES.

SECTION 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires certain officers of the Company and its directors, and persons who beneficially own more than ten percent of any registered class of the Company's equity securities, to file reports of ownership in such securities and changes in ownership in such securities with the Securities and Exchange Commission and the Company.

     Based solely on a review of the reports and written representations provided to the Company by the above referenced persons, the Company believes that during 2001 all filing requirements applicable to its reporting officers, directors and greater than ten percent beneficial owners were timely satisfied, except that Mr. Ceiley filed two late reports involving 12 transactions.

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee has reviewed the audited financial statements of the Company for the year ended January 2, 2002, and has met with management and Deloitte & Touche LLP, the Company's independent auditors, to discuss the audited financial statements.

     The Audit Committee received from Deloitte & Touche LLP written disclosures regarding their independence and the letter required by Independence Standards
Board Standard No. 1, and has discussed with Deloitte & Touche LLP their independence. In connection with its review, the Audit Committee has also discussed with Deloitte & Touche LLP the matters required to be discussed by Statement of Auditing Standard No. 61.

     Based on its review and discussions with management and Deloitte & Touche LLP, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report to Shareholders for the year ended January 2, 2002.

                           Respectfully Submitted,

                           Jay Conzen, Chairman
                           Steve Catanzaro
                           William Means

Audit Fees

     The aggregate fees billed by Deloitte & Touche LLP ("Deloitte") for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended January 2, 2002 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year were $46,900.

Financial Information Systems Design and Implementation Fees

     There were no fees billed by Deloitte for professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended January 2, 2002.

All Other Fees

     The aggregate fees billed by Deloitte for services rendered to the Company, other than the services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees", for the fiscal year ended January 2, 2002 were $22,307.

         The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence.

REPORT OF THE EXECUTIVE COMPENSATION COMMITTEE

     The Executive Compensation Committee (the "Committee"), currently consisting of Directors Catanzaro, Ceiley and Means, uses the following objectives as guidelines for its executive compensation decisions: to provide a compensation package that will attract, motivate and retain qualified executives; to ensure a compensation mix that focuses executive behavior on the fulfillment of annual and long-term business objectives; and to create a sense of ownership in the Company that causes executive decisions to be aligned with the best interests of the Company's shareholders.

     The Company's compensation package in 2001 for its executive officers consisted of base salary only. The Committee determined salary levels for the Company's executive officers.

General Compensation Policies

     In general, base salary levels are set at the minimum levels believed by the Company's executive officers to be sufficient to attract and retain qualified executives when considered with the other components of the Company's compensation structure.

     The Committee adjusts salary levels for executive officers based on achievement of specific annual performance goals, including personal, departmental and overall Company goals depending upon each officer's specific job responsibilities. The Committee also uses its subjective judgment, based upon such criteria as the executive's knowledge of and importance to the Company's business, willingness and ability to accomplish the tasks for which he or she was responsible, professional growth and potential, the Company's operating earnings and an evaluation of individual performance, in making salary decisions. Compensation paid to executive officers in prior years is also taken into account. No particular weighting is applied to these factors.

     The Committee may determine that the Company's financial performance and individual achievements merit the payment of annual bonuses. In recent years, no bonuses have been awarded to any officers of the Company.

     The Committee determines stock option grants to the executive officers. The Committee determines annual stock option grants to other employees based on recommendations of the Office of the President. Stock options are intended to encourage key employees to remain employed by the Company by providing them with a long term interest in the Company's overall performance as reflected by the market price of the Company's Common Stock. No stock option grants were made in 2001.

     The Committee will consider any federal income tax limitations on the deductibility of executive compensation in reaching compensation decisions and will seek shareholder approval where such approval will eliminate any limitations on deductibility.

CEO Compensation

     Mr. Ceiley serves as principal executive officer of the Company for purposes of signing reports filed with the Securities & Exchange Commission (the "SEC"). He is not employed by the Company and is not paid for his service as principal executive officer.

     The Board of Directors has established an Office of the President to perform the day-to-day executive management of the Company, made up of executive officer Edward B. Alexander and director Conzen, who rejoined the Office of the President in October 2001. Mr. Conzen's compensation of $12,500 per month was established based on the following factors, with no particular weighting: the Committee's subjective valuation of Mr. Conzen's service to the Company, the fact that he would not receive any regular employee benefits, such as health and life insurance from the Company, the full-time effort required, the amount of time Mr. Conzen would be required to spend away from his home in California, the salaries paid to other members of the Office of the President, the monthly fee paid by the Company for Mr. Conzen's service in 1999 and 2000 and the consulting fees generally earned by Mr. Conzen. The salary and compensation package of Mr. Alexander was established by the committee based on considerations discussed above in the section entitled "General Compensation Policies."


                           Respectfully Submitted,

                           Steven Catanzaro
                           Glen F. Ceiley
                           William Means

EXECUTIVE PAY

     The  summary   compensation  table  below  sets  forth  a  summary  of  the compensation earned by the Company's named executive officers during fiscal years 1999, 2000 and 2001.

                                              SUMMARY COMPENSATION TABLE
                                                 Annual Compensation                Long-Term Compensation
                                                 -------------------                ----------------------
                                                                              Securities
                                                Salary     Other Annual       Underlying           All Other
  Name and Principal Position     Year          ($)(1)    Compensation(2)     Options(3)      Compensations($)(4)
                                  ----          ------    ---------------     ----------      -------------------
--------------------------------
Glen F. Ceiley (5)               2001             $-0-            $-0-              1,800               $-0-
                                 2000              -0-             -0-              1,800                -0-
Principal Executive Officer      1999              -0-             -0-              1,800                -0-

Jay Conzen (6)                   2001             $-0-            $-0-              1,800            $55,868
Office of the President          2000              -0-             -0-              1,800            150,000
                                 1999              -0-             -0-             25,000             62,500

Edward B. Alexander              2001         $116,203          $4,425                -0-             $1,428
Executive Vice President         2000          115,615           4,577                400              1,354
Chief Financial Officer          1999          101,730             -0-              3,500            251,937
Office of President

Explanation of Columns:

(1)      Salary: Total base salary paid during the year.

(2) Other Annual Compensation: Specific forms of cash and non-cash compensation paid, awarded or earned not properly categorized as salary or bonus and designated as Other Annual Compensation under the rules and regulations of the SEC. The value of all personal benefits and perquisites received by the named executives was less than the required reporting threshold, except for an automobile allowance of $4,425 paid to Mr. Alexander in 2001.

(3) Securities Underlying Options: Number of shares of Common Stock underlying grants of options made during the year.

(4) All Other Compensation: All other compensation that does not fall under any of the aforementioned categories. Amounts shown for Mr. Alexander include a change in control payment of $250,000 in 1999 and contributions to the Company's 401(k) Plan to match a portion of his deferred contributions in 2001, 2000 and 1999. The amounts shown for Mr. Conzen represent consulting fees paid.

(5) Mr. Ceiley serves as principal executive officer for purposes of signing the Company's filings with the SEC. He is not compensated for his service as principal executive officer.

(6) Mr. Conzen is an independent consultant to the Company, not an employee. He is paid consulting fees, rather than a salary.

Option Grants

The options granted to the named executive officers were granted to them in their capacity as directors under the Company's Directors' Plan.


                                                                                     Potential Realizable
                                                                                       Value at Assumed
                       Option Grants in Last Fiscal Year                                Annual Rates of
                                 Individual Grants                                        Stock Price
                    -------------------------------------------------                   Appreciation for
                                                                                         Option Term (1)
                                                                                         ---------------
                          Number of
                          Securities   % of Total
                          Underlying     Options     Exercise
                           Options       Granted      Price         Expiration
Name                       Granted       in 2001      ($/Sh)           Date               5%           10%
----                       -------       -------      ------           ----               --           ---
Glen F. Ceiley             1,800 (2)       (2)         $.01        December 31, 2006    $1,710       $2,160
Jay Conzen                 1,800 (2)       (2)         $.01        December 31, 2006    $1,710       $2,160

(1) The dollar amount under the columns assumes that the market price of the Common Stock of $.75 on January 2, 2001, the first trading day after the date of grant, appreciates at cumulative annual rates of 5% and 10%, respectively over the option term of five years. The assumed rates of 5% and 10% were established by the SEC and therefore are not intended to forecast possible future appreciation of the Common Stock. Based on the market price and at a hypothetical appreciation of 5% for five years, the Common Stock would be valued at $.96 per share. Based on the market price and at a hypothetical appreciation of 10% for five years, the Common Stock would be valued at $1.21 per share.

(2) These options are awarded under the Directors' Plan in a pre-established amount prescribed under that plan. Each of the Company's directors were awarded an option to purchase 1,800 shares under the Directors' Plan. Please see the discussion under the caption "Director Compensation" for a description of the terms of these options. The Company's employees were not awarded any options under the Company's 1995 Long Term Incentive Plan in 2001.

Option Exercises And Year-End Option Value

     The following table sets forth information  concerning the number and value
of  unexercised  options  to  purchase   the  Company's  Common  Stock  held  by
the named executives at fiscal year end.


                   Aggregated Option Exercises in Last Fiscal
                         Year, and Year-End Option Value

                              Shares                           Number of Securities         Value of Unexercised
                           Acquired on                        Underlying Unexercised        In-the-Money Options
                           Exercise in                           Options at Fiscal           at Fiscal Year-End
                             2001(#)                               Year-End (#)                    ($)(1)
                                                              ------------------------     -----------------------
                                            Value                  Exercisable/                 Exercisable/
                                            Realized ($)           Unexercisable               Unexercisable
                           -------------    --------------    ------------------------     -----------------------
Edward B. Alexander              ---              ---                22,850/2,050                   $0/0
Glen F. Ceiley                 1,800           $1,332                         0/0                   $0/0
Jay Conzen                     1,800           $1,332                    25,000/0                   $0/0

(1) Market value of underlying securities at year end ($1.00 at January 2, 2002, the last trading day of the Company's fiscal year), minus the various exercise prices.

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

     The SEC requires a five-year comparison of stock price performance of the Company with both a broad equity market index and a published industry index or peer group. The Company's total return compared with the NASDAQ market index and the Media General Restaurant Index is shown on the following graph. The Media General Restaurant Index includes 113 publicly-held restaurant companies.

     This graph assumes that $100 was invested on January 1, 1997 and all dividends were reinvested in the Company's Common Stock and the other indices. Each of the indexes is weighted on a market capitalization basis at the time of each reported data point.

-----------------------------------------------------------------------------------------------------------
                                       01/01/97   12/31/97    12/30/98   12/29/99   01/03/01   01/02/02
-----------------------------------------------------------------------------------------------------------
    FAMILY STEAK HOUSES OF FLORIDA       100.00      95.01      30.00      32.00      24.00       32.00
-----------------------------------------------------------------------------------------------------------
            MG GROUP INDEX               100.00     102.87      140.09     133.30     126.69     128.48
-----------------------------------------------------------------------------------------------------------
         NASDAQ MARKET INDEX             100.00     122.32      172.52     304.29     191.25     152.46
-----------------------------------------------------------------------------------------------------------

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The Audit Committee has not yet recommended to the Board of Directors an accounting firm to be engaged as independent auditor for the Company for 2002. The firm of Deloitte & Touche, LLP, served as the independent accountants for the Company for the fiscal year ending January 2, 2002. That firm has served as the auditor for the Company since 1991. Representatives of Deloitte & Touche are expected to be present at the annual meeting of shareholders where they will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

PROPOSAL 2: PROPOSALS TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION

PROPOSAL 2A: INCREASE THE AUTHORIZED NUMBER OF COMMON SHARES

     By resolutions adopted at a meeting of the Board of Directors held on March 14, 2002, the Board of Directors has recommended to the shareholders that the Company's Articles of Incorporation be amended to increase the number of authorized shares of the Common Stock from 4 million shares to 8 million.

     The Board of Directors believes that increasing the number of authorized shares is essential to ensure that the Company will continue to have an adequate number of shares of Common Stock available for future issuance.

     As of April 1, 2002 the Company had 3,271,220 shares of Common Stock outstanding. As of April 1, 2002, an additional 67,185 shares were available for future grants under the Company's Long Term Incentive Plan and the Non-Employee Director Plan. Under these plans, the Company has outstanding options to purchase 183,840 shares of Common Stock. In addition, warrants to purchase 140,000 shares of Common Stock are outstanding. This means the Company would only have 337,755 shares of Common Stock available for other future use without increasing the number of authorized shares.

     The Company estimates the cost of opening new restaurants in 2002 will be approximately $2.8 million per restaurant and believes that it may need funding in addition to borrowings and operating cash flow to develop new stores and to remodel existing restaurants. The sale of Common Stock and preferred shares which may be convertible into Common Stock would be one means of raising additional capital for the opening of new restaurants and the remodeling of existing outlets.

     If the shareholders approve the increase in authorized shares, the Company would be able to issue stock for any valid corporate purpose that the Board of Directors from time to time deems necessary or advisable, including selling the shares to raise capital for the construction of new restaurants and remodeling of existing outlets and making the shares available for the exercise of stock options and warrants and conversion of convertible securities. The additional shares could also be used to support loans, to finance acquisitions and other transactions, and to declare stock splits and stock dividends, although the Company has no present intention to issue the shares for these purposes. The availability of additional shares of Common Stock for issuance will provide the management with greater flexibility in taking any of these actions without the expense and delay of obtaining shareholder approval other than as required by state law or Nasdaq requirements for the particular transaction.

     While the Board will authorize the issuance of additional shares of Common Stock based on its judgment as to the Company's and the shareholders' best interests, future issuances could have a dilutive effect on existing shareholders. Holders of Common Stock are not now, and will not be, entitled to preemptive rights to purchase shares of any authorized capital stock if additional shares are issued later. The proposed amendment is not intended to have an anti-takeover effect. However, authorized but unissued shares could be used in defending the Company from unsolicited attempts to acquire control of the Company through the placement of additional shares with selected shareholders or adoption of a shareholder rights plan. The existence of a significant number of authorized but unissued shares could discourage a potential purchaser from making an unsolicited offer to purchase control of the Company.

     The Board of Directors believes it is in the Company's best interests for the shareholders to adopt this amendment in order to provide the Company with as much flexibility as possible to issue additional shares for proper corporate purposes as outlined above.

PROPOSAL 2B: ELIMINATE THE 75% VOTE REQUIREMENT FOR TRANSACTIONS WITH RELATED CORPORATIONS.

     The Article V of the Current Articles contains provisions requiring holders of 75% of the outstanding shares to approve certain transactions with a "related corporation." This provision defines a related corporation as a corporation and its affiliates that individually or in the aggregate are directly or indirectly the beneficial owner of more than 10% of the total voting power of the Company's outstanding shares. The transactions which may not be consummated without 75% approval (defined as "Business Combinations" in Article V) include mergers or consolidations with the related corporation, sales or exchanges of all or a substantial part of the Company's assets with the related corporation, or the issuance of the Company's securities in exchange for any properties, assets or securities of the related corporation.

     The 75% vote is not required under Article V if certain conditions were met. These conditions include that (a) the transaction was approved by a 75% vote of the directors who were directors before the acquisition of ownership by the related corporation and (b) all of the following conditions are met: (i) each shareholder receives consideration in the transaction that is no less than the highest price paid by the related corporation determined as set forth in this provision, (ii) the Company has not failed to pay or changed the rate of dividends or provided any loans, guarantees, or financial or tax advantages to the related corporation after the related corporation became a more than 10% owner, and (iii) the Company provides a proxy or information statement to all shareholders describing the proposed transaction with the related corporation.

     This anti-takeover provision was included in the original Articles of Incorporation adopted in 1986. The Florida legislature adopted a slightly different "affiliated transaction" statute in 1987, which is set forth in
Section 607.0901 of the FBCA. This statute requires approval of 66% of the voting shares for a corporation to engage in transactions with a more than 10% shareholder. The transactions that are subject to the 66% vote under the Florida affiliated transaction statute are substantially similar to the transactions that would be subject to the 75% vote under the Current Articles.

     The Board of Directors recommends the deletion of Article V from the Current Articles. Both Article V and the affiliated transaction statute are intended to provide protection from unsolicited takeover attempts. The Board of Directors believes that the provisions of the Florida statute provide adequate protection. Being subject to both Article V and the Florida affiliated transaction statute creates uncertainty about the vote required and procedures for approval of transactions should the Company ever wish to engage in a transaction with a more than 10% shareholder. Accordingly, the Board of Directors recommends that the shareholders approve Proposal 2B regarding the elimination of the 75% vote requirement for transactions with related corporations.

PROPOSAL 2C: ALTER PROVISIONS REGARDING THE AMENDMENT OF THE COMPANY'S ARTICLES.

     The Current Articles provide that the Articles may only be amended at a shareholders' meeting and further require that the amendment be approved by holders of a majority of the stock entitled to vote. Under Florida law, in the absence of these provisions, a corporation can generally amend its articles at the recommendation of the Board of Directors (a) by a consent signed by holders of a majority of the outstanding shares and (b) at a shareholders' meeting at which a quorum is present if the votes in favor of the amendment exceed the votes cast opposing the amendment. If this Proposal 2C is adopted, the Company would be able to adopt amendments to its Articles as so permitted under Florida law.

     The proposed text of Article IX would read as follows:

                                   ARTICLE IX
                                    Amendment
                                   ----------

     The Corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation, in the manner now or hereafter prescribed by the laws of the State of Florida, and all rights conferred upon shareholders herein are granted subject to this reservation.

     Adoption of this revised language will provide the Company with the flexibility to have amendments adopted by shareholder consent and at shareholders' meetings if the votes in favor of the amendment exceed the votes against. The Board of Directors believes that it is in the Company's best interest to allow shareholders to adopt amendments to the articles of incorporation by consent, thereby avoiding the diversion of management time and expense of a shareholders' meeting. Furthermore, the Board has concluded that the standard provisions of the FBCA on the requisite vote and other requirements for the adoption of an amendment to a corporation's articles of incorporation are sufficient, rendering the higher approval requirement of the Current Articles unnecessary. As a result, the Board of Directors recommends that the shareholders approve Proposal 2C to adopt the revision to Article IX as set forth above in order to modify the requirements for amendment of the Company's Articles.

Interests of Directors in the Proposals Related to the Amendment of the Articles of Incorporation.

     Mr. Ceiley and his affiliates, including Bisco, are more than 10% shareholders of the Company and thus, may be defined as a "related corporation" under Article V of the Current Articles. As a result, Mr. Ceiley, Bisco and their affiliates have a personal interest in the adoption of Proposal 2B. Mr. Ceiley has served on the Company's Board of Directors since 1997 and, other than purchasing Common Stock directly from the Company, has not proposed or engaged in any transactions with the Company. Mr. Ceiley, Bisco and their affiliates have no present intention to engage in any transactions with the Company that would constitute a "Business Combination" under Article V of the Current Articles, but reserve the right to do so in the future.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF EACH OF THE PROPOSALS RELATED TO THE AMENDMENT OF THE COMPANY'S ARTICLES OF INCORPORATION.

PROPOSAL 3: 2002 LONG-TERM INCENTIVE PLAN

     The Board of Directors believes that the continued success of the Company depends on its ability to attract, retain and motivate key employees. The Company's existing 1995 Long Term Incentive Plan no longer has a sufficient number of shares available for grant to achieve these goals. Accordingly, the Executive Compensation Committee ("the Committee") of the Board of Directors and the full Board of Directors have reviewed the Company's long-term compensation program for key employees and recommends that the shareholders approve the adoption of the 2002 Long Term Incentive Plan (the "Plan"). The full text of the Plan is attached to this Proxy Statement as Appendix A.

     The Plan provides for grants of tax-qualified incentive stock options to purchase Common Stock, non-qualified stock options to purchase Common Stock and restricted Common Stock to employees of the Company and/or its subsidiaries. The adoption of the Plan contemplates the continuation of any existing incentive compensation plan(s) of the Company and in no way limits or is limited by the operation, administration or amendment of such plan(s). The market value of the Common Stock as of April 1, 2002 was $0.91 per share.

     The Plan will be administered by the Committee. Subject to the terms of the Plan and the approval of the Board of Directors, awards under the Plan shall be made to such recipients and upon such terms as the Committee shall determine in its discretion from time to time. The Company presently has approximately 1400 employees eligible to participate under the Plan. However, the Company's past practice has been to grant options only to officers, corporate employees and restaurant general managers, of which there are approximately 50 persons. No options or restricted stock have been granted under the Plan to any non-employees directors, named executive officers or employees.

     Each option granted under the Plan requires an individual stock option agreement (a "Stock Option Agreement") executed by the Company and each participant. A Stock Option Agreement shall contain provisions including: (a) the number of shares a participant may acquire according to the option granted and the exercise price per share; (b) any conditions affecting the exercise of the option granted; (c) the procedure for exercising the option granted; (d) a clear designation of whether the exercise of the option granted is subject to vesting; (e) representations and warranties by the participant regarding acquisition of the shares for investment purposes; and (f) such provisions as the Committee, upon advice of counsel to the Company, deems necessary or appropriate to comply with the requirements of applicable laws. Any discrepancies or inconsistencies between the terms of the Plan and any term or provision contained in a Stock Option Agreement will be interpreted by the Committee.

     The Plan provides that the exercise price for options will be at least 100% of the closing bid price of the Common Stock on the date of grant. An option may be exercised in whole or in part after completion of such periods of service or achievement of such conditions as are prescribed by the Committee when granting the option. If no period is specified, then the option shall become fully exercisable with respect to twenty-five percent (25%) of the shares subject to the option on each of the first four annual anniversaries of the date of grant of the option. An option may also become exercisable upon the occurrence of a change in control of the Company. If a change in control of the Company occurs, the option shall be exercisable immediately upon the date of such change in control. No option may be exercised after ten years from the date of grant or such shorter period as specified by the Committee at the time of grant.

     After a participant ceases being an employee of the Company for any reason, other than death, disability or retirement (for the purposes of this section, a "Termination"), the unexercisable portion of an option shall immediately terminate and the unexercised portion of any outstanding options held by the participant shall terminate after three months have elapsed from the date of Termination. Upon the Termination of a participant's employment by reason of death, retirement or disability, any outstanding options may be exercised by the participant or the participant's legal representative within twelve months of such Termination. However, in the event of a Termination by reason of death, disability or retirement, the Committee may extend the exercise period of an option up to sixty months from the date of such Termination, provided that the term of the option shall not exceed ten years from the date of grant.

     A participant may designate,  by written notice to the Company, one or more
persons  who  shall   acquire  the  right  to  exercise   the  option  upon  the
participant's death.

     In addition to options, a participant may receive shares of restricted Common Stock under a restricted stock agreement (a "Restricted Stock Agreement"). A Restricted Stock Agreement shall specify the number of shares granted and the conditions and terms of the grant. The shares received are restricted and may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated. These restrictions shall remain in place until (a) the completion of such periods of service or achievement of such conditions established in the applicable Restricted Stock Agreement between the Company and the participant, (b) death, disability or retirement of the participant or (c) a change in the control of the Company. If the participant ceases to serve as an employee of the Company for reasons other than death, disability or retirement prior to the lapsing of the restrictions, the shares of restricted stock granted to the participant shall be forfeited to the Company.

     In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, rights offer, liquidation, dissolution, merger, consolidation, spin-off or sale of assets, or any other change in or affecting the corporate structure or capitalization of the Company, the Board may make such adjustments as the Committee may recommend in the number and kind of shares authorized by the Plan and the number, exercise price and kind of shares covered by grants to prevent substantial dilution or enlargement of the Plan or grants under it. The Board may also terminate or amend the Plan as it deems appropriate without shareholder approval, except if required by the Internal Revenue Code of 1986, as amended (the "Code"), shareholder approval will be obtained for amendments that increase the total number of shares of common stock issuable under the Plan, materially modify the eligibility requirements for participants or materially increase the benefits to participants under the Plan. The Board may unilaterally amend the Plan and grants made under it without shareholder approval as it deems appropriate to cause incentive stock options to meet the requirements of the Code and its regulations. No rights or obligations under any outstanding grants may be altered or impaired without the participant's consent, unless the change is required to comply with Code or Rule 16b-3 of the Exchange Act.

     Participants shall have no rights as shareholders unless certificates for shares of Common Stock are issued to them. The Company may deduct from any distribution of Common Stock to any participant an amount equal to the federal, state and local income taxes and other amounts required by law. No incentive stock options shall be transferable except by will or the laws of descent and distribution or a qualified domestic relations order. Nonqualified stock options are transferable only by will or by the laws of descent and distribution and, to the extent specifically provided in the Stock Option Agreement, to the Participant's children, and grandchildren or to trusts or business entities involving the Participant's children and grandchildren. Until all restrictions on Restricted Stock have lapsed, the shares of Restricted Stock may not be sold, pledged or transferred.

     The aggregate number of shares of Common Stock, including shares reserved for issuance pursuant to the exercise of options, which may be granted or issued under the terms of the Plan, may not exceed 200,000 shares. Whenever any outstanding grant or portion thereof expires, is canceled or forfeited or is otherwise terminated for any reason without having been exercised, the Common Stock allocable to such grant may again be the subject of further grants.

TAX ASPECTS UNDER THE INTERNAL REVENUE CODE

     The following is a summary of the principal Federal income tax consequences of grants of stock options and restricted Common Stock under the Plan. It does not comprehensively describe all Federal consequences under the Plan, nor does it describe state or local tax consequences.

     Non-Qualified Options. Certain options offered under the Plan are non-qualified options ("Non-Qualified Options") as defined by Section 421 of the Code. With respect to Non-Qualified Options under the Plan, no income is realized by the optionee at the time the option is granted so long as the option at the date of grant does not have a readily ascertainable fair market value.

Upon exercise of an option, ordinary income is generally realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise, and the Company receives a tax deduction for the same amount. Upon disposition of stock acquired through the exercise of options, appreciation or depreciation after the date of exercise is generally treated as either short-term or long-term capital gain or loss depending on how long the shares have been held. Special rules will apply where all or a portion of the exercise price of the Non-Qualified Option is paid by tendering sharing of Common Stock.

     Qualified Incentive Stock Options. Certain options offered under the Plan are qualified incentive stock options ("Incentive Stock Options") as defined by
Section 422 of the Code. With respect to Incentive Stock Options under the Plan, no income is realized by the optionee at the time the option is granted or exercised. The optionee has a taxable event only at the later sale or distribution of the option stock, using the original option price as the basis to determine gain. If the optionee does not dispose of the option within two years from the date the option was granted and holds the stock at least one year from the date the stock was transferred to the optionee, any gain that results from its sale will be taxed as capital gain. If, however, the optionee fails to meet such holding periods, the optionee will recognize as ordinary income the difference between the fair market value on the date of exercise (or if less, the date of disposition) and the option price at the time of the disqualifying transfer. Upon such income recognition, the Company may deduct the amount recognized as a compensation expense. Any difference between the fair market value on the date of exercise and amounts subsequently received upon sale of the option shares will be taxed as capital gain or loss.

     Restricted Common Stock. A recipient of restricted Common Stock generally will be subject to tax at ordinary income rates on the fair market value of the Common Stock at the time that the Common Stock is transferable and is no longer subject to forfeiture, less any amount paid for such Common Stock. The Company generally will receive a tax deduction equal to the amount includable as ordinary income to the recipient. If restricted Common Stock is received in connection with another award under the Plan, the income and the deduction, if any, associated with such award may be deferred in accordance with the rules described above for restricted Common Stock.

     Dividends. Dividends, if any, paid on restricted Common Stock, to the extent includable in a participant's income under the Plan, will be taxed at ordinary income rates. The Company will be entitled to a deduction for dividends paid on restricted Common Stock to the extent that an election under Section 83(b) of the Code has not been filed. The Company's debt agreements prohibit the payment of dividends and the Company does not contemplate the payment of dividends at any time in the foreseeable future.

     Payments in Respect of a Change of Control. The Plan provides for acceleration of exercisability of awards and related shares in the event of a change of control of the Company. Such acceleration of awards may cause the consideration involved to be treated in whole or in part as "parachute payments" under the Code. Acceleration of benefits under other Company benefits plans and other contracts with employees in the event of a change of control may be aggregated with benefits accelerated under the Plan for "parachute payment" purposes. Any such "parachute payments" may be non-deductible to the Company in whole or in part under Section 2806 of the Code, and the recipient may be subject to a 20% excise tax on all or part of such payments under Section 4999 of the Code (in addition to other taxes ordinarily payable).

     Limitations on the Company's Deduction. Pursuant to Section 162(m) of the Code, the Company's deduction of Common Stock awards other than options under the Plan may be limited to the extent that a "covered employee" (as defined in Section 162(m) of the Code) receives compensation in excess of $1,000,000 in such taxable year of the Company (other than performance-based compensation and other exceptions under Section 162(m) of the Code).

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THIS RESOLUTION.

OTHER MATTERS

     The Board of Directors is not aware of any other matters to come before the meeting. If any other business should come before the meeting, the persons named on the enclosed proxy will have discretionary authority to vote such proxy in accordance with their best judgment.

Shareholder Proposals

     Proposals of shareholders to be included in the Company's proxy statement for the 2003 Annual Meeting of Shareholders must be received by the Company (addressed to the attention of the Secretary) not later than December 31, 2002 to be considered for inclusion in the Company's proxy materials relating to that meeting. To be submitted at the meeting, any such proposal must be a proper subject for shareholder action under the laws of the State of Florida, and must otherwise conform to applicable regulations of the SEC.

     Excluding shareholder proposals to be included in the Company's proxy materials, a shareholder is required to comply with the Company's Bylaws with respect to any proposal to be brought before an annual meeting. The Bylaws generally require that each written proposal be delivered to or mailed and received by the Secretary of the Company at its principal executive office not less than sixty (60) days nor more than ninety (90) days prior to the anniversary date of the prior year's annual meeting, among other conditions. The notice must include certain additional information as specified in the Bylaws.

     The Company may solicit proxies in connection with next year's Annual Meeting which confer discretionary authority to vote on any shareholder proposals of which the Company does not receive notice by March 15, 2003. Proposals should be sent the Company's headquarters to the attention of the Corporate Secretary.

Solicitation of Proxies

     This proxy is solicited by the Board of Directors of the Company. The cost of soliciting proxies will be borne by the Company. Following the original mailing of the proxy solicitation material, regular employees of the Company may solicit proxies by mail, telephone, facsimile and other electronic means. The Company may request brokerage houses and other nominees or fiduciaries to forward copies of its proxy material and Annual Report to beneficial owners of stock held in their names, and the Company will reimburse them for reasonable out-of-pocket expenses incurred with respect to such action.

DELIVERY TO SHAREHOLDERS SHARING ADDRESS

     Only one proxy statement and Annual Report has been delivered to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the shareholders. The Company will promptly deliver upon written or oral request a separate copy of this proxy statement or the Annual Report to a shareholder at a shared address to which a single copy was sent. Shareholders residing at a shared address who would like to request an additional copy of the proxy statement or Annual Report now or with respect to future mailings (or to request to receive only one copy of the proxy statement or Annual Report if multiple copies are being received) may write or call the Company's Corporate Secretary at 2113 Florida Boulevard, Neptune Beach, FL 32266, (904) 249-4197.

                                            By Order of the Board of Directors

                                            /s/ Glen F. Ceiley
                                            ------------------
                                                Glen F. Ceiley
                                                Chairman of the Board




Date: May 1, 2002

                                                                      APPENDIX A

                      FAMILY STEAK HOUSES OF FLORIDA, INC.
                          2002 LONG TERM INCENTIVE PLAN


                                   I. GENERAL

1.1  Purpose of the Plan

     The purpose of the 2002 Long-Term Incentive Plan (the "Plan") of Family Steak Houses of Florida, Inc. (the "Company") is to provide an incentive, in the form of a proprietary shareholder interest in the Company, to employees of the Company and/or its subsidiaries, to increase their interest in the Company's welfare, and to assist the Company and its subsidiaries in attracting and retaining employees.

1.2  Administration of the Plan

     The Plan shall be administered by the Executive Compensation Committee or its successor (the "Committee") of the Board of Directors of the Company (the "Board") which shall consist solely of two or more directors meeting the definition of Non-Employee Director under Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     The Committee shall have full and final authority in its discretion, subject to the provisions of the Plan: (a) to determine individuals to whom and the time or times at which options or restricted stock shall be granted and exercised and the number of shares and exercise price, if any, of the common stock, $.01 par value, of the Company ("Common Stock"), covered by each option or grant of restricted stock; (b) to determine the terms of the option or restricted stock agreements, which need not be identical, including, without limitation, terms covering vesting, exercise dates, if any, and exercise prices, if any; (c) to decide all questions of fact arising in the application of the Plan; and (d) to administer and interpret the Plan in all respects. All determinations made by the Committee shall be final and conclusive.

     The Committee shall meet once each fiscal year, and at such additional times as it may determine or as is requested by the chief executive officer of the Company, to designate the eligible employees, if any, to be granted awards under the Plan and the type and amount of such awards and the time when awards will be granted. No such designation by the Committee shall be effective as a grant of an award under the Plan until approved by the Board; provided, however, that the Board may empower the Committee to grant such awards without approval by the Board. A majority of the members of the Committee shall constitute a quorum, and all actions of the Committee shall be taken by a majority of the members present. Any action may be taken by a written instrument signed by all of the members, and any action so taken shall be fully effective as if it had been taken at a meeting. All awards granted under the Plan shall be on the terms and subject to the conditions hereinafter provided.

1.3  Eligible Participants

     Employees of the Company and the Company's subsidiaries shall be eligible to participate in the Plan (any employee receiving an award under this Plan hereinafter referred to as a "Participant"). The terms "subsidiary" or "subsidiaries" shall mean any corporation now existing or hereafter organized or acquired (other than the Company) in an unbroken chain of corporations beginning with the Company, if, at the time of option grant, each of the corporations (including the Company) other than the last corporation in the unbroken chain owns stock possessing 80% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

1.4  Grants Under the Plan

     Grants under the Plan may be in the form of incentive stock options (as described in Article II) ("Incentive Stock Options"), non-qualified stock options (as described in Section III) ("Nonstatutory Stock Options") and/or restricted stock (as described in Section IV) ("Restricted Stock"), or any combination thereof.

1.5  Other Compensation Programs

     The adoption of the Plan contemplates the continuation of any existing incentive compensation plan(s) of the Company and in no way limits or is limited by the operation, administration or amendment of any such plan(s). The existence and terms of the Plan shall not limit the authority of the Board in compensating employees of the Company in such other forms and amounts as it may determine from time to time.

1.6  Limitations on Grants

     The aggregate number of shares of Common Stock, including shares reserved for issuance pursuant to the exercise of options, that may be granted or issued under the terms of the Plan may not exceed 200,000 shares. No more than 100,000 shares may be allocated to grants hereunder to any individual participant during any single calendar year, including any option which is cancelled or repriced during a calendar year. Whenever any outstanding grant or portion thereof expires, is canceled or forfeited or is otherwise terminated for any reason without having been exercised or vested or without payment having been made in respect of the entire grant, the Common Stock allocable to the expired, forfeited, canceled or otherwise terminated portion of the grant may again be the subject of further grants hereunder.

     Notwithstanding the foregoing, the number of shares of Common Stock available for grants at any time under the Plan shall be reduced to such lesser amount as may be required pursuant to the methods of calculation necessary so that the exemptions provided pursuant to Rule 16b-3 under the Exchange Act will continue to be available for transactions involving all current and future grants. In addition, during the period that any grants remain outstanding under the Plan, the Committee may make good faith adjustments with respect to the number of shares of Common Stock attributable to such grants for purposes of calculating the maximum number of shares of Common Stock available for the granting of future grants under the Plan, provided that following such adjustments the exemptions provided pursuant to Rule 16b-3 under the Exchange Act will continue to be available for transactions involving all current and future grants.

1.7  Definitions

     The following definitions shall apply to the Plan:

     (a) "Disability" shall have the meaning provided in the Company's applicable disability plan or, in the absence of such a definition, when a Participant becomes totally disabled (as determined by a physician mutually acceptable to the Participant and the Company) before attaining his or her 65th birthday and if such total disability continues for more than three months. Disability does not include any condition which is intentionally self-inflicted or caused by illegal acts of the Participant.

     (b) "Fair Market Value" means the closing bid price of the shares of Common Stock on such date on the principal national securities exchange or automated quotation system of a registered securities association on which such shares of Common Stock are listed or admitted to trading. If the shares of Common Stock on such date are not listed or admitted to trading, the Fair Market Value shall be the value established by the Board in good faith on such basis as it deems reasonable and appropriate and in the case of an Incentive Stock Option, in accordance with Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     (c) "Retirement" shall have the meaning provided in the Company's applicable retirement plan or, in the absence of such a definition, the first day of the month following the month in which the Participant attains his or her 65th birthday.

     (d) "Termination" shall mean, unless otherwise limited herein, when a Participant ceases being an employee of the Company or any subsidiary for any reason, including, without limitation, Retirement, discharge, layoff or any other voluntary or involuntary termination of a Participant's employment. Transfer of employment within the Company or among the Company and any subsidiaries shall not be deemed a Termination.

                           II. INCENTIVE STOCK OPTIONS

2.1  Terms and Conditions

     Subject to the following provisions of this Article II, all Incentive Stock Options shall be in such form and upon such terms and conditions as the Committee, in its discretion, may from time to time determine.

2.2  Qualified Stock Options

     Incentive Stock Options shall, at the time of grant, be in such form and upon such terms and conditions as may be required in order that such options will constitute incentive stock options within the meaning of Section 422 of the Code. To the extent that the Fair Market Value of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any individual during any calendar year (pursuant to the Plan and all other plans of the Company) exceeds $100,000, such options shall be treated as Nonstatutory Stock Options.

2.3  Option Price

     The option price per share shall be at least one hundred percent (100%) of the Fair Market Value of the Common Stock on the date the Incentive Stock Option is granted.

2.4  Term of Option

     Any Incentive Stock Option granted under the Plan may be exercised no later than ten (10) years from the date of grant or such shorter period of time as designated by the Committee at the time of grant. Subject to Sections 2.7, 2.8 and 5.13 hereof and the stock option agreement governing the grant of the Incentive Stock Options under the Plan, which may contemplate vesting of exercise rights, options may be exercised in whole or in one or more parts throughout such term. All rights to exercise an Incentive Stock Option shall expire at the end of the designated term.

2.5  Payment

     Payment for shares for which an option is exercised shall be made in full to the Company in such manner and at such time or times as shall be provided by the Committee at the time of grant in either (i) cash or its equivalent or
(ii) by tendering shares of Common Stock owned by the Participant for at least six (6) months having a Fair Market Value equal to the exercise price or (iii) by a combination of (i) and (ii). The proceeds from such payment shall be added to the general funds of the Company and shall be used for general corporate purposes.

2.6  Exercise of Option

     Subject to Section 5.13, Incentive Stock Options shall be exercisable in whole or in part after completion of such periods of service as the Committee shall specify when granting the options; provided, however, that in the absence of any Committee specification to the contrary, and subject to Sections 2.7 and 2.8, twenty-five percent (25%) of the shares subject to the Incentive Stock Option shall have been earned and the Incentive Stock Option shall become exercisable with respect to such shares on each of the first four annual anniversaries of the date of grant of the Incentive Stock Option. In no event, however, and notwithstanding Sections 2.7 and 2.8, shall an Incentive Stock Option be exercised after the expiration of ten (10) years from the date of grant.

2.7  Termination of Employment

     A Participant's Incentive Stock Options shall expire three months after the Termination of the Participant's employment for any reason other than death, Disability or Retirement and shall be limited to the shares of Common Stock which could have been purchased by the Participant at the date of Termination of employment.

2.8  Termination of Employment by Reason of Death, Disability or Retirement

     Upon the Termination of a Participant's employment by reason of death, Disability or Retirement, Incentive Stock Options held at the Termination date by such Participant shall be exercisable, irrespective of whether the options were fully exercisable in accordance with Section 2.6 on that date. The Participant's Incentive Stock Options shall expire unless exercised within one year from the date of such Termination.

     In the case of Termination of a Participant's employment by reason of early retirement within the meaning of the Company's applicable retirement plan, Incentive Stock Options which may be exercised shall be limited to the shares which could have been purchased by the Participant at the date of such early retirement, except that the Committee, in its discretion, may waive the vesting requirements of Section 2.6. The Participant's Incentive Stock Options shall expire unless exercised within one year from the date of such Termination.

     The Committee may, at any time on or before the termination of the exercise period of the Participant's Incentive Stock Options, extend the exercise period if the Participant's employment is terminated for a reason specified in Section
2.8. If so extended, the term of the exercise period shall expire on the date specified by the Committee, which date shall be no later than the date which is sixty (60) months following the date of the Participant's Termination of employment. If such extension could adversely affect the Participant's federal income tax treatment of the Incentive Stock Option at the time of extension or exercise, the extension shall only be made with the consent of the Participant. In no event may the term of an Incentive Stock Option, including extensions, exceed the term set forth in Section 2.4.

2.9  Special Rule for 10 Percent Shareholders

     If, at the time an Incentive Stock Option is granted, a Participant owns Common Stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its subsidiaries, then the terms of the Incentive Stock Option shall specify that the option price shall at the time of grant be at least one hundred-ten percent (110%) of the Fair Market Value of the stock subject to the option and such option shall not be exercisable after the expiration of five (5) years from the date such option is granted.

2.10 Notice of Exercise

     When exercisable pursuant to the terms of the governing incentive stock option agreement, Incentive Stock Options granted under the Plan shall be exercised by the Participant (or by other authorized persons in accordance with Section 5.9) as to all or part of the shares subject to the option by delivering written notice of exercise to the Company at its principal business office or such other office as the Company may from time to time direct, (a) specifying the number of shares to be purchased, (b) indicating the method of payment of the exercise price or including a check payable to the Company in an amount equal to the full exercise price of the number of shares being purchased, and
(c) containing such further provisions consistent with the provisions of the Plan, as the Company may from time to time prescribe.

2.11 Notice of Disposition

     If a Participant makes a disposition, within the meaning of Section 424(c) of the Code and the regulations promulgated thereunder, of a share or shares of Common Stock issued to such Participant pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such share or shares to the Participant pursuant to such exercise, the Participant shall, within ten (10) days of such disposition, notify the Company thereof in writing at the Company's principal executive office.

                         III. NONSTATUTORY STOCK OPTIONS

3.1  Types of Options

     Options granted under the Plan shall, at the time of grant, provide that they will not be treated as an incentive stock option within the meaning of
Section 422 of the Code.

3.2  Terms and Conditions of Options

     Subject to the following provisions, all Nonstatutory Stock Options granted under the Plan shall be in such form and upon such terms and conditions as the Committee, in its discretion, may from time to time determine, provided such terms and conditions are clearly designated at the time of grant.

3.3  Exercise Price

     The exercise price per share shall be at least one hundred percent (100%) of the Fair Market Value of the Common Stock on the date such Nonstatutory Stock Option is granted.

3.4  Term of Options

     Any Nonstatutory Stock Option granted under the Plan may be exercised no later than ten (10) years from the date of grant or such shorter period of time as designated by the Committee at the time of grant. Subject to Sections 3.7,
3.8 and 5.13 hereof and the stock option agreement governing the grant of the Nonstatutory Stock Options under the Plan, which may contemplate vesting of exercise rights, options may be exercised in whole or in one or more parts throughout such term. All rights to exercise an Nonstatutory Stock Option shall expire at the end of the designated term.

3.5  Payment

     Payment for shares for which an option is exercised shall be made in full to the Company in such manner and at such time or times as shall be provided by the Committee at the time of grant in either (i) cash or its equivalent or (ii) by tendering shares of Common Stock owned by the Participant for at least six
(6) months having a Fair Market Value equal to the exercise price or (iii) by a combination of (i) and (ii). The proceeds from such payment shall be added to the general funds of the Company and shall be used for general corporate purposes.

3.6  Exercise of Options

     Subject to Section 5.13, Non-statutory Stock Options shall be exercisable in whole or in part after completion of such periods of service or achievement of such conditions as the Committee shall specify when granting the options; provided however, that in the absence of a Committee specification to the contrary and subject to Sections 3.7 and 3.8, twenty-five percent (25%) of the shares subject to the Nonstatutory Stock Option shall have been earned and the Nonstatutory Stock Option shall become exercisable with respect to such shares on each of the first four annual anniversaries of the date of grant of the Nonstatutory Stock Option. In no event, however, and notwithstanding Sections
3.7 and 3.8, shall a Nonstatutory Stock Option be exercised after the expiration of ten (10) years from the date of grant.

3.7  Termination of Employment

     A Participant's Non-statutory Stock Options shall expire three months after the Termination of the Participant's employment for any reason other than death, Disability or Retirement and shall be limited to the shares of Common Stock which could have been purchased by the Participant at the date of Termination of employment.

3.8  Termination of Employment by Reason of Death, Disability or Retirement

     Upon the Termination of a Participant's employment by reason of death, Disability or Retirement, Non-statutory Stock Options held at the termination date by such Participant shall be exercisable, irrespective of whether the options were fully exercisable in accordance with Section 3.6 on that date. The Participant's Non-statutory Stock Options shall expire unless exercised within one year from the date of such Termination.

     In the case of Termination of a Participant's employment by reason of early retirement within the meaning of the Company's applicable retirement plan, Non-statutory Stock Options which may be exercised shall be limited to the shares which could have been purchased by the Participant at the date of such early retirement, except that the Committee, in its discretion, may waive the vesting requirements of Section 3.6. The Participant's Non-statutory Stock Options shall expire unless exercised within one year from the date of such Termination.

     The Committee may, at any time on or before the termination of the exercise period of the Participant's Non-statutory Stock Options, extend the exercise period if the Participant's employment is terminated for a reason specified in this Section 3.8. If so extended, the term of the exercise period shall expire on the date specified by the Committee, which date shall be no later than the date which is sixty (60) months following the date of the Participant's
Termination of employment. If such extension could adversely affect the Participant's federal income tax treatment of the Nonstatutory Stock Option at the time of extension or exercise, the extension shall only be made with the consent of the Participant. In no event may the term of an Nonstatutory Stock Option, including extensions, exceed the term set forth in Section 3.4.

3.9  Notice of Exercise

     When exercisable pursuant to the terms of the governing stock option agreement, Non-statutory Stock Options granted under the Plan shall be exercised by the Participant (or by other authorized persons in accordance with Section 5.9) as to all or part of the shares subject to the option by delivering written notice of exercise to the Company at its principal business office or such other office as the Company may from time to time direct, (a) specifying the number of shares to be purchased, (b) indicating the method of payment of the exercise price or including a check payable to the Company in an amount equal to the full exercise price of the number of shares being purchased, (c) including a Tax Election, if applicable, in accordance with Section 5.8, and (d) containing such further provisions consistent with the provisions of the Plan, as the Company may from time to time prescribe.

3.10 Limitation of Exercise Periods

     The Committee may limit the time periods within which a Nonstatutory Stock Option may be exercised if a limitation on exercise is deemed necessary in order to effect compliance with applicable law.

                              IV. RESTRICTED STOCK

4.1  Terms and Conditions of Awards

     The Committee may grant shares of stock subject to the restrictions described in Section 4.2 under a restricted stock agreement, without payment by the Participant for such Restricted Stock. Such agreement shall specify the number of shares granted and the conditions and terms of the grant. Restricted Stock, with restrictions noted on the face of the certificates, shall be issued in the name of the Participant granted the Restricted Stock and deposited with a trust administered by the Committee (and subject to the claims of the Company's creditors) during the restriction period.

4.2  Restrictions

     Until the restrictions have lapsed in accordance with Section 4.3, the shares of Restricted Stock granted hereunder may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated. The Committee may impose such other restrictions on any shares of restricted stock as required by law including, without limitation, restrictions under applicable federal or state securities laws, and may place legends on the certificates representing such Restricted Stock to provide appropriate notice of such restrictions.

4.3  Period of Restriction

     Subject to Section 5.13, the restrictions set forth in Section 4.2 shall lapse and such shares shall be freely transferable upon completion of such periods of service or achievement of such conditions (the "Management Objectives") as the Committee shall specify in an individual Restricted Stock Agreement between the Company and the Participant when granting the shares of Restricted Stock.

4.4  Termination of Employment

     If a Participant's employment is terminated prior to the lapsing of the restrictions in accordance with Section 4.3 as a result of death, Retirement or Disability, restrictions on the shares of Restricted Stock granted to the Participant shall immediately lapse on the date of such death, Disability or Retirement. If any Participant's employment is terminated prior to the lapsing of restrictions in accordance with Section 4.3 for any reason other than death, Disability or Retirement, the shares of Restricted Stock granted to such Participant as to which the restrictions have not lapsed shall be forfeited and shall revert to the Company.

4.5  Rights as Shareholder

     Prior to the lapsing of restrictions in accordance with Section 4.3, Participants holding shares of Restricted Stock shall have all rights as a shareholder including dividend rights and voting rights and shall have the right to receive the dividends paid on the Common Stock at the same time and in the same amount as other shareholders of the Company; provided, however, that any dividends payable on Restricted Stock subject to Management Objectives other than length of service shall be accumulated and become payable when the Restricted Stock on which such dividends were paid shall be deemed to have been earned in accordance with Section 4.3. If the Committee determines that the Management Objectives other than length of service have not been achieved in accordance with Section 4.3, dividends on any such unearned Restricted Stock shall revert to the Company. If any dividend or distribution with respect to Restricted Stock is paid in shares of Common Stock, such shares shall be subject to the same restrictions on transferability as the shares of Restricted Stock with respect to which they were paid.

                              V. GENERAL PROVISIONS

5.1  General Restrictions

     Each grant under the Plan shall be subject to the requirement that if the Committee shall determine, at any time, that (a) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or federal law, (b) the consent or approval of any government regulatory body, or (c) an agreement by the Participant with respect to the disposition of shares of Common Stock, is necessary or desirable as a condition of, or in connection with, the granting or the issuance or purchase of shares of Common Stock thereunder, such grant, issuance or purchase may not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee. Notwithstanding anything herein to the contrary, options shall always be granted and exercised in such a manner as to conform to the provisions of Rule 16b-3.

5.2  Adjustments for Certain Corporate Events

     In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, rights offer, liquidation, dissolution, merger, consolidation, spin-off or sale of assets, or any other change in or affecting the corporate structure or capitalization of the Company, the Board shall make such adjustments as the Committee may recommend, and as the Board in its discretion may deem appropriate, in the number and kind of shares authorized by the Plan, in the number, exercise price or kind of shares covered by the grants and in any outstanding grants under the Plan in order to prevent substantial dilution or enlargement thereof.

5.3  Amendments

     The Board may terminate the Plan or may amend the Plan in such respects as it shall deem advisable; provided that, if and to the extent required by the Code, no change shall be made that increases the total number of shares of Common Stock reserved for issuance pursuant to awards granted under the Plan (except pursuant to Section 5.2), materially modifies the requirements as to eligibility for participation in the Plan, or materially increases the benefits accruing to Participants under the Plan, unless such change is authorized by the shareholders of the Company. Notwithstanding the foregoing, the Board may unilaterally amend the Plan and grants made hereunder as it deems appropriate to cause Incentive Stock Options to meet the requirements of the Code and regulations thereunder.

5.4  Grants Evidenced by Agreements

     Each grant under the Plan shall be evidenced by an individual Incentive Stock Option agreement, Nonstatutory Stock Option Agreement or Restricted Stock Agreement, as applicable, which shall be executed by the Company and each Participant. The agreement shall contain such terms and provisions, not inconsistent with the terms of the Plan, as shall be determined by the Committee, including, as applicable: (a) the number of shares a Participant may acquire pursuant to the option granted and the exercise price per share or the number of shares of Restricted Stock granted, as applicable; (b) any conditions affecting the exercise of the option; (c) the procedure for exercising the option granted; (d) a clear designation of whether the exercise of the option granted thereby is subject to vesting; (e) a clear designation of the period of restriction and conditions for vesting of Restricted Stock; (f) representations and warranties of Participant regarding the acquisition of shares for investment purposes; and (g) such provisions as the Committee, upon advice of counsel to the Company, shall deem necessary or appropriate to comply with the requirements of applicable laws. In the event there shall be any discrepancy or inconsistency between the terms of the Plan and any term or provision contained in such an agreement, the terms of the Plan, as interpreted by the Committee, shall govern.

5.5  Modification, Substitution or Cancellation of Grants

     Subject to the terms of the Plan, the Committee may modify outstanding grants under the Plan or accept the surrender of outstanding grants and make new grants in substitution for them. Notwithstanding the foregoing, no modification of any grant shall adversely alter or impair any rights or obligations of the Participant without the Participant's consent; except that such consent will not be required if such amendment is for the purpose of complying with Rule 16b-3 or any requirement of the Code applicable to a grant hereunder. The Committee may, in its sole discretion, in whole or in part, waive any restrictions or conditions applicable to, or accelerate the vesting of, any grant under the Plan.

5.6  Shares Subject to the Plan

     Shares distributed pursuant to the Plan shall be made available from authorized but unissued shares or from shares purchased or otherwise acquired, in open market, in private transactions or otherwise, by the Company for use in the Plan, as shall be determined from time to time by the Committee.

5.7  Rights of a Shareholder

     Participants under the Plan, unless otherwise provided by the Plan, shall have no rights as shareholders by reason thereof unless and until certificates for shares of Common Stock are issued to them.

5.8  Withholding

     The Company shall have the right to deduct from any distribution of Common Stock to any Participant an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld (the "Withholding Taxes") with respect to any grant under the Plan. If a Participant is to experience a taxable event in connection with the receipt of cash or shares of Common Stock pursuant to an option exercise (a "Taxable Event"), the Participant shall pay the Withholding Taxes to the Company prior to the issuance of such shares of Common Stock. In satisfaction of the obligation to pay Withholding Taxes to the Company, the Participant may make a written election (the "Tax Election"), which may be accepted or rejected in the discretion of the Committee, to have withheld a portion of the shares of Common Stock then issuable to the Participant having an aggregate Fair Market Value on the day immediately preceding the date of such issuance equal to the Withholding Taxes.

5.9  Non-assignability

     Incentive Stock Options, by their terms, shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable, during the Participant's lifetime, only by the Participant. Non-statutory Stock Options shall not be transferable except by will or by the laws of descent and distribution and, to the extent specifically provided in the Stock Option Agreement, to (a) the Participant's children, step-children, grandchildren, step-grandchildren (including relationships arising from legal adoptions) ("Immediate Family Members"); (b) a trust or trusts for the exclusive benefit of any one or more of the Participant's Immediate Family Members; or (c) a partnership, limited liability company or other entity, the only partners, members or interest holders of which are among the Participant's Immediate Family Members. Until all restrictions on Restricted Stock shall have lapsed, the shares of Restricted Stock may not be sold, transferred, assigned or otherwise disposed of and shall not be pledged or otherwise hypothecated.

5.10 Non-uniform Determinations

     Determinations by the Committee under the Plan (including, without limitation, determinations of the persons to receive grants, the form, amount and timing of such grants, and the terms and provisions of such grants and the agreements evidencing the same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, grants under the Plan, whether or not such persons are similarly situated.

5.11 No Guarantee of Employment

     Neither grants under the Plan nor any action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that the Company shall retain the Participant for any period of time or at any particular rate of compensation or shall make any further grants to the Participant at any time thereafter.

5.12 Effective Date; Duration

     The Plan shall become effective upon approval by the shareholders of the Company at the 2002 Annual Meeting. No grant may be given under the Plan after June 6, 2012, but grants theretofore granted may extend beyond such date.

5.13 Change in Control

     Notwithstanding anything herein to the contrary, if a Change in Control of the Company occurs, then all Incentive Stock Options and Non-statutory Stock Options shall become fully exercisable and all restrictions on grants of Restricted Stock shall lapse as of the date such Change in Control occurred. For the purposes of the Plan, a Change in Control of the Company shall be deemed to have occurred upon the earliest of the following events:

          (a) when the Company acquires actual knowledge that any person (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than any person who was the beneficial owner of 25% or more of the Common Stock as of the effective date of the Plan, becomes the beneficial owner (as defined in Rule 13d-3 of the Exchange Act) directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then-outstanding securities;

          (b) upon the first purchase of Common Stock pursuant to a tender or exchange offer (other than a tender or exchange offer made by the Company);

          (c) upon the approval by the Company's shareholders of (i) a merger or consolidation of the Company with or into another corporation (other than a merger or consolidation in which the Company is the surviving corporation and which does not result in any capital reorganization or reclassification or other change in the Company's then-outstanding shares of Common Stock), (ii) a sale or disposition of all or substantially all of the Company's assets or (iii) a plan of liquidation or dissolution of the Company; or

          (d) if the Board or any designated committee determines in its sole discretion that any person (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than a person who exercised a controlling influence as of the effective date of the Plan, directly or indirectly exercises a controlling influence over the management or policies of the Company.

5.14 Merger, Reorganization, Exchange or Sale of Assets

     If Company enters into an agreement providing for the merger of the Company into another corporation, an exchange of shares with another corporation, the reorganization of the Company or the sale of all or substantially all of the Company's assets, each vested Incentive Stock Option, Non-statutory Stock Option or shares of Restricted Stock shall either be assumed by the successor corporation or, if not so assumed, the successor corporation shall substitute a vested stock option or share of restricted stock for each outstanding vested Incentive Stock Option, Non-statutory Stock Option or share of Restricted Stock on substantially identical terms of outstanding grants under this Plan. For purposes hereof, the term "reorganization" shall not include any recapitalization of the Company's capital.

5.15 Governing Law.

     The Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Florida.

                      FAMILY STEAK HOUSES OF FLORIDA, INC.
              2113 Florida Boulevard, Neptune Beach, Florida 32266
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appointed William A. Garrett, and Edward B. Alexander (the "Proxy Agents"), and each of them individually, the attorneys, agents, and proxies of the undersigned with full power of substitution, to vote all of the shares of stock of Family Steak Houses of Florida, Inc. (the "Company"), owned by the undersigned on April 10, 2002 at the 2002 Annual Meeting of Shareholders of the Company, to be held at 10:00 a.m. on June 6, 2002 and any adjournment thereof, with all powers that the undersigned would possess if personally present, pursuant to the following directions:

                  (Continued and to be signed on the reverse side)

________________________________________________________________
                           FOLD AND DETACH HERE

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN              Please mark
THE  MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF              your vote as [x]
NO  DIRECTION  IS  GIVEN, THIS PROXY WILL BE VOTED              indicated in
FOR PROPOSALS 1, 2, 3 and 4.                                    this example

1.       ELECTION OF DIRECTORS

         FOR all nominees                              WITHHOLD
         listed (except as                             AUTHORITY
           marked to the                            to vote for all
         contrary below)                           nominees listed below

              [ _ ]                                       [ _ ]

Stephen Catanzaro, Glen F. Ceiley, Jay Conzen, and William L. Means

(To withhold authority to vote for any individual nominee, strike out that nominee's name.)

2.       AMENDMENTS TO THE COMPANY'S ARTICLES OF INCORPORATION

PROPOSAL 2A: INCREASE THE AUTHORIZED NUMBER OF COMMON SHARES.

[ ] FOR                 [ ] AGAINST             [ ] ABSTAIN

PROPOSAL 2B: ELIMINATE  THE  75%  VOTE REQUIREMENT FOR TRANSACTIONS WITH RELATED
             CORPORATIONS.

[ ] FOR                 [ ] AGAINST             [ ] ABSTAIN

PROPOSAL 2C: ALTER PROVISIONS REGARDING THE AMENDMENT OF THE COMPANY'S ARTICLES.

[ ] FOR                 [ ] AGAINST             [ ] ABSTAIN

3.       ADOPTION OF 2002 LONG TERM INCENTIVE PLAN

[ ] FOR                 [ ] AGAINST             [ ] ABSTAIN

4.       OTHER MATTERS

FOR Proxy Agents to vote in their discretion as to such other matters as may properly come before this meeting.

Against for Proxy Agents to vote in their discretion as to such other matters as may properly come before the meeting.

[ ] FOR                 [ ] AGAINST             [ ] ABSTAIN

                    -----------------------------------------
                        THE BOARD OF DIRECTORS RECOMMENDS
                       A VOTE FOR PROPOSALS 1, 2, 3 AND 4
                    -----------------------------------------
The undersigned hereby revokes any proxy heretofore given with respect to said Stock and acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated April 10, 2002.

________________________________________________________________
Signature (s)

________________________________________________________________
Signature (s)

________________________________________________________________
Title of Capacity

Dated ______________________________________________________,  2002

IMPORTANT:  Please date this proxy and sign exactly as your name or names appear
(s) hereon. If the shares are held jointly, signatures should include both names. Personal representatives, executors, guardians and others signing in a representative capacity should give full title. PLEASE RETURN PROMPTLY IN THE ACCOMPANYING ENVELOPE.
________________________________________________________________
                           FOLD AND DETACH HERE
________________________________________________________________